SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                          Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|_| Soliciting Materials Under Rule 14a-12
|_| Definitive Additional Materials
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))


                           COVER-ALL TECHNOLOGIES INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                           COVER-ALL TECHNOLOGIES INC.

John Roblin
President, Chief Executive Officer and Director

                                                                    May 22, 2000

To All Cover-All Stockholders:

      I cordially invite you to attend the Annual Meeting of Stockholders which will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, on Thursday, June 22, 2000 at 9:30 a.m., local time.

      The annual election of directors will take place at the Meeting. Personal information about the nominee for the Board of Directors as well as information about the functions of the Board and its committees are contained in the Proxy Statement.

      At the Meeting, you will also be asked to consider, vote upon and approve the adoption by the Board of Directors of (i) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 30,000,000 to 75,000,000; (ii) an amendment to Cover-All's 1995 Employee Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock reserved for grant under the Plan from 2,000,000 to 5,000,000; and (iii) an amendment to the Company's 1994 Stock Option Plan for Independent Directors to increase the aggregate number of shares of Common Stock from 300,000 to 750,000. Such amendments were adopted by the Board of Directors by written consent dated May 10, 2000.

      Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date and mail the accompanying form of Proxy in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Meeting in person. The Proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Meeting. The prompt return of the Proxy will be of assistance in preparing for the Meeting and your cooperation in this respect will be greatly appreciated.

      Please read the formal notice of the Meeting and the Proxy Statement carefully. For those of you who cannot be present at the Meeting, I urge you to participate by completing, signing and returning your Proxy in the enclosed envelope. Your vote is important, and the management of Cover-All Technologies Inc. appreciates the cooperation of stockholders in directing proxies to vote at the Meeting.

                                        Sincerely,


                                        JOHN ROBLIN,
                                        President, Chief Executive Officer
                                        and Director

                           COVER-ALL TECHNOLOGIES INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

To the Stockholders of Cover-All Technologies Inc.:

      The Annual Meeting of Stockholders of Cover-All Technologies Inc., a Delaware corporation (the "Company"), will be held on June 22, 2000 at 9:30 a.m., local time, at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, to consider and act upon the following:

      1. To elect the class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified ("Proposal No. 1");

      2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 75,000,000 ("Proposal No. 2");

      3. To approve the adoption by the Board of Directors of an amendment to the Company's 1995 Employee Stock Option Plan, as amended (the "1995 Plan"), to increase the aggregate number of shares of Common Stock reserved for grant under the 1995 Plan from 2,000,000 to 5,000,000 ("Proposal No. 3");

      4. To approve the adoption by the Board of Directors of an amendment to the Company's 1994 Stock Option Plan for Independent Directors (the "1994 Plan") to increase the aggregate number of shares of Common Stock reserved for grant under the 1994 Plan from 300,000 to 750,000 ("Proposal No. 4"); and

      5. To transact such other business as may properly come before the Meeting and any adjournments thereof.

      Stockholders of record at the close of business on April 26, 2000, which is the record date for the Meeting, are entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof. A Proxy and a Proxy Statement for the Meeting are enclosed.

      All stockholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors of the Company, to ensure that your shares are represented at the Meeting. Stockholders who attend the Meeting may revoke their Proxies and vote their shares in person.

                                        By Order of the Board of Directors,


                                        ANN F. MASSEY
                                        Secretary

Date:  May 22, 2000

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IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE
ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                           COVER-ALL TECHNOLOGIES INC.

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 22, 2000

                                   ----------

                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cover-All Technologies Inc., a Delaware corporation (the "Company"). These proxies will be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, on June 22, 2000 at 9:30 a.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

      The principal executive offices of the Company are located at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is May 22, 2000.

                       VOTING SECURITIES AND VOTE REQUIRED

      Stockholders of record as of the close of business on April 26, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. As of the Record Date, there was only one class of voting securities of the Company outstanding, that being Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming a quorum is present, the nominee for director receiving a plurality of the votes cast at the Meeting shall be elected.

      With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect except that votes withheld will be counted toward determining the presence of a quorum for the transaction of business.

      Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. With respect to proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any other proposals. The treatment of abstentions and broker "non-votes" is consistent with applicable Delaware law and the Company's By-Laws.

      As of April 26, 2000, 17,041,172 shares of the Company's Common Stock were issued and outstanding.

                                VOTING OF PROXIES

      Proxies are solicited by the Board of Directors of the Company in order to provide every stockholder with an opportunity to vote on all matters that properly come before the Meeting, whether or not the stockholder attends in person. When the enclosed form of Proxy is properly signed, dated and returned, the shares represented will be voted by the persons named as Proxies in accordance with the stockholder's direction. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. The enclosed Proxy confers discretionary authority to vote with respect to the transaction of such other business of a procedural nature or incidental to the Meeting as may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment. Any stockholder executing a form of Proxy may revoke that Proxy or may submit a revised form of Proxy at any time before it is voted. A stockholder may also vote by ballot at the Meeting, thereby canceling any Proxy previously returned.

                          SECURITY OWNERSHIP OF CERTAIN
               BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

      The following table contains information as of March 31, 2000 as to the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each person who is a director of the Company, (iii) the executive officers for whom information is included in the Summary Compensation Table, and (iv) all persons as a group who are directors and executive officers of the Company, and as to the percentage of outstanding shares held by such persons on that date.

                                                       Amount
                                    Status of       Beneficially     Percent
  Name and Address               Beneficial Owner     Owned (1)    of Class (2)
  ----------------               ----------------   ------------   ------------

Software Investments Limited     Beneficial Owner    1,795,116(3)       8.4%
  Abbot Building                   of more than 5%
  P.O. Box 3186                    of the
  Main Street                      Company's
  Road Town                        Common Stock
  Tortola, British Virgin
  Islands

Care Corporation Limited         Beneficial Owner    2,500,000(4)      11.7%
  Abbot Building                   of more than 5%
  P.O. Box 3186                    of the
  Main Street                      Company's
  Road Town                        Common Stock
  Tortola, British Virgin
  Islands

Finova Mezzanine Capital Inc.    Beneficial Owner    2,400,000(5)      11.2%
  Inc.                             of more than 5%
  500 Church Street                of the
  Suite 200                        Company's
  Nashville, TN  37219             Common Stock

Atlantic Employers               Beneficial Owner    1,925,046(6)       9.0%
  Insurance Company                of more than 5%
  1601 Chestnut Street             of the
  TL44D                            Company's
  Philadelphia, PA 19101           Common Stock

                                                       Amount
                                    Status of       Beneficially     Percent
  Name and Address               Beneficial Owner     Owned (1)    of Class (2)
  ----------------               ----------------   ------------   ------------

Mark D. Johnston                 Chairman of the       205,000(7)       1.0%
                                   Board of
                                   Directors and
                                   Interim Chief
                                   Financial
                                   Officer

John Roblin                      President, Chief       50,000           *
                                   Executive
                                   Officer and
                                   Director

John P. Carducci                 Chief Software         15,000(8)        *
                                   Architect

Maryanne Z. Gallagher            Senior Vice            37,500(9)
                                   President

Earl Gallegos                    Director              448,000(10)      2.1%

Ian J. Meredith                  Director               10,000(11)       *

James R. Stallard                Director               10,000(12)       *

Brian Magowan                    Former Chairman       100,000(13)       *
                                   of the Board of
                                   Directors and
                                   Chief Executive
                                   Officer

Peter C. Lynch                   Former President            0           *
                                   and Chief
                                   Operating
                                   Officer

John R. Nobel                    Former Chief            6,000           *
                                   Financial
                                   Officer

Dalia Ophir                      Former Chief                0           *%
                                   Technology
                                   Officer

All current directors and                              775,500(14)      3.6
  executive officers as a group
  (consisting of 7 persons)

---------------
* Less than one percent.

(1) Includes options exercisable within sixty (60) days of the date as of which beneficial ownership is determined, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Based upon 17,041,172 total outstanding shares of Common Stock on April 26, 2000, plus shares of Common Stock that may be acquired by the person or group indicated pursuant to any options or warrants exercisable within sixty (60) days.

(3) The Company has been informed by SIL's counsel that SIL beneficially owns 1,795,116 shares of Common Stock, which includes presently exercisable warrants to purchase 106,152 shares of Common Stock at $1.91 per warrant. See "Certain Relationships and Related Transactions."

(4) The Company has been informed by Care's counsel that Care beneficially owns 2,500,000 shares of Common Stock, which are currently pledged to the Company pursuant to a pledge agreement. See "Certain Relationships and Related Transactions."

(5) Represents shares of Common Stock receivable upon conversion of 12.5% Convertible Debenture due March 2002.

(6) Includes presently exercisable warrants to purchase 686,773 shares of Common Stock at $1.72 per warrant. See "Certain Relationships and Related Transactions."

(7) Represents options to purchase 10,000 shares at an exercise price of $4.50 per share pursuant to the Company's 1994 Stock Option Plan for Independent Directors and options to purchase 195,000 shares at an exercise price of $2.00 per share pursuant to the Company's 1995 Employee Stock Option Plan. See "Certain Relationships and Related Transactions."

(8) Represents options to purchase 15,000 shares at an exercise price of $1.25 per share pursuant to the Company's 1994 Non-Qualified Stock Option Plan for Consultants.

(9) Represents options to purchase 37,500 shares at an exercise price of $1.25 per share pursuant to the Company's 1995 Employee Stock Option Plan.

(10) Represents options to purchase 438,000 shares at an exercise price of $1.25 per share pursuant to the Company's 1995 Employee Stock Option Plan and options to purchase 10,000 shares at an exercise price of $2.13 per share pursuant to the Company's 1994 Stock Option Plan for Independent Directors.

(11) Represents options to purchase 10,000 shares at an exercise price of $1.94 per share pursuant to the Company's 1994 Stock Option Plan for Independent Directors.

(12) Represents options to purchase 10,000 shares at an exercise price of $4.50 per share pursuant to the Company's 1994 Stock Option Plan for Independent Directors.

(13) Represents options to purchase 100,000 shares at an exercise price of $1.25 per share pursuant to the Company's 1995 Employee Stock Option Plan.

(14) Includes 725,500 shares of Common Stock which may be acquired pursuant to the exercise of outstanding stock options.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      There are five members of the Board of Directors of the Company classified into three classes, with the three-year term of office of each class expiring at the meeting of stockholders in successive years, upon the election and qualification of successor classes. The term of office of one director will expire at the Meeting. The Director in the class subject to election will be elected to serve for a term of three years or until his successor shall have been elected and qualified.

      The nominee for the class to be elected at the Meeting is John Roblin. Mr. Roblin was named a director of the Company in March 2000.

      The Company's By-Laws provide for seven members of the Board of Directors. There were two vacancies as of the Record Date.

      Proxies may not be voted for a greater number of persons than the one nominee named. Unless otherwise indicated, all proxies received will be voted in favor of the election to the Board of Directors of the nominee named above. Should the nominee not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereby may be voted for substitute nominee selected by the Board of Directors. The nominee for director receiving a plurality of the votes cast at the Meeting shall be elected. Shares represented by Proxy as to which authority to vote for the named nominee is properly "withheld" will not be counted either "for" or "against" in determining a plurality for such nominee.

      The following table lists the names of the directors and the nominees for Director, their ages, their current positions with the Company and the expiration date of their term as director of the Company.

                                                                     Term as
                                                                     Director
    Name                                Age        Position          Expires
    ----                                ---        --------          -------

John Roblin*.........................    55    President, Chief        2000
                                                 Executive
                                                 Officer and
                                                 Director

Earl Gallegos........................    42    Director                2002

Mark D. Johnston.....................    43    Chairman of the         2002
                                                 Board of
                                                 Directors and
                                                 Interim Chief
                                                 Financial Officer

Ian J. Meredith......................    51    Director                2001

James R. Stallard....................    47    Director                2001

----------
* Term of class expires at the Meeting. Director indicated is a nominee for re-election.

      John Roblin has served as President and Chief Executive Officer of the Company since December 1999 and as a director since March 2000. Prior to joining the Company, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998. From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation. Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler's Personal Lines Division.

      Earl Gallegos was named a director of the Company in March 1997. Mr. Gallegos is a former Executive Vice President of Operations for Pacific Rim Assurance Company. Mr. Gallegos spent seven years working within all aspects of the workers' compensation insurance company. Within the last three years, Mr. Gallegos founded his own consulting firm, Earl Gallegos Management, LLC, in which he performs management consulting within the insurance and software industries. Some of his larger projects include implementation and management of a software system to support a statewide managed care program and the founding of a twenty-four hour managed care company in the state of California. See "Certain Relationships and Related Transactions."

      Mark D. Johnston, currently the Chairman of the Board of Directors and Interim Chief Financial Officer, was elected a director of the Company in 1996. Mr. Johnston has served as the Interim Chief Financial Officer since John R. Nobel resigned from his position as Chief Financial Officer on March 28, 2000. Mr. Johnston also served as Chief

Financial Officer in 1997 on an interim basis until Mr. Nobel was named Chief Financial Officer in January 1998. Mr. Johnston is an executive director of Software Investments Limited ("SIL") and Care Corporation Limited ("Care"), both of which are British Virgin Islands corporations. Mr. Johnston was elected to the Board of Directors pursuant to the terms of a Stock Purchase Agreement dated as of March 31, 1996 among the Company, SIL and Care. Under the Stock Purchase Agreement, the Company agreed to elect Mr. Johnston as a director in the Class of 1996 as the designee of SIL and Care. The Company further agreed that a designee, which may be Mr. Johnston or a successor designated by SIL and Care, shall be included as one of the management nominees for director of the Company at each meeting of stockholders, beginning with the 1996 Annual Meeting, and that if the designee is not elected at the 1996 Annual Meeting or any subsequent annual meeting called for the purpose of reelecting or electing such class of directors, the Company shall, following such meeting, elect the designee to its Board of Directors to serve for a period equal to the remainder of the term of such class of directors and amend its By-Laws to create any vacancy, if required. The Stock Purchase Agreement further stipulates that if, at any time, any designee shall decline or be unable to serve as a director of the Company, another designee shall be elected as a director to fill the vacancy thus created. Each designee shall have all voting and other rights provided to directors of the Company generally. The Company shall be required to comply with the Stock Purchase Agreement for as long as SIL and Care collectively hold an aggregate of 20% or more of the issued and outstanding shares of the Company's Common Stock. See "Certain Relationships and Related Transactions."

      Ian J. Meredith was named a director of the Company in March 1997. Mr. Meredith is the director of business development for Medallist Golf Development Inc. Mr. Meredith was formerly the Chief Executive Officer of International Insurance Technologies, Inc., a software consulting company, where his primary responsibility was to promote marketing and sales of insurance software internationally. Mr. Meredith is a director of Care Systems Corporation, a Delaware corporation and an affiliate of Care ("CSC"), specializing in software and services to the workers' compensation industry in the United States. In 1992, Mr. Meredith, as CEO and Chairman, founded CSC to develop proprietary software for the insurance and employer markets. See "Certain Relationships and Related Transactions."

      James R. Stallard was elected a director of the Company in 1996. Mr. Stallard is a Vice President of ACE USA. From 1994 to 1999, Mr. Stallard was a Vice President at CIGNA Property and Casualty. CIGNA Property and Casualty was purchased by ACE USA in 1999. Mr. Stallard has held a variety of management positions in underwriting, administration and systems in the property and casualty insurance industry for nearly 27 years, and for 21 years was employed by Transamerica Insurance Company (now known as TIG). Mr. Stallard was elected to the Board of Directors of the Company pursuant to a Restructuring Agreement dated as of March 1, 1996 among the Company and several customers and parties to two lawsuits. Under the Restructuring Agreement, the Company agreed to elect to its Board of Directors one designee selected by a majority in amount of the settlement shares issued pursuant to the Restructuring Agreement. Mr. Stallard, as designee, was elected as a director in the Class of 1998 and was reelected at the Company's 1998 Annual Meeting of Stockholders. The Company further agreed that if the designee dies or resigns, his successor will be designated a director. See "Certain Relationships and Related Transactions."

      In addition to Mr. Roblin who is the President and Chief Executive Officer of the Company and Mr. Johnston who is the Interim Chief Financial Officer, John
P. Carducci is Chief Software Architect, Maryanne Z. Gallagher is Senior Vice President and Ann F. Massey is the Secretary of the Company.

      John P. Carducci (age 49) has served as Chief Software Architect since February 2000. Mr. Carducci was Vice President - Data and Business Systems Architecture and Chief of Staff for CIGNA Property and Casualty from 1998 through 1999. Prior to 1998, Mr. Carducci held various development and support positions with Chubb & Son, Inc.

      Maryanne Z. Gallagher (age 38) has served as Senior Vice President since January 2000. From November 1998 until December 1999, Ms. Gallagher served as the Company's Vice President - Customer Service. Ms. Gallagher joined the Company in 1990 and has held various development and support positions in the Classic Division through 1998.

      Ann F. Massey (age 42) has served as the Company's Corporate Secretary since April 1997. In March 1997, Ms. Massey was appointed Controller of the Company and in March 1996, she was appointed Assistant Treasurer of the Company. From 1994 until February 1996, Ms. Massey served as Assistant Controller for the insurance services division of the Company. Prior to 1994, Ms. Massey served as the Company's Accounting Manager.

 PROPOSAL NO. 2 - PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
            NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 75,000,000

      The Company's Certificate of Incorporation currently provides that the authorized capital stock of the Company consists of 30,000,000 shares of Common Stock. As of April 26, 2000, the Company had 17,041,172 shares of Common Stock issued and outstanding and 4,500,495 shares of Common Stock issuable pursuant to outstanding stock options.

      A total of 21,541,667 shares of the Common Stock is either issued or reserved for issuance out of a current total 30,000,000 authorized shares. The Board of Directors believes that additional shares of Common Stock should be authorized to provide the Company with the flexibility for corporate expansion, to consider future financings and to effect increases in the shares reserved for issuance under the Company's equity incentive plans. For this reason, on May 10, 2000, the Board of Directors approved an amendment to the Company's Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of Common Stock from 30,000,000 to 75,000,000. The Company's Certificate of Incorporation would be amended by deleting the present Article FOURTH in its entirety and substituting the following new Article FOURTH:

      "FOURTH: Capital Stock. The aggregate number of shares which the Corporation shall have authority to issue shall be seventy-five million (75,000,000) shares of common stock, par value $.01 per share ("Common Stock")."

      If approved by the stockholders at the Meeting, the increase in the number of shares of Common Stock would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State in the State of Delaware which filing should take place shortly after the Meeting.

VOTE REQUIRED

      In accordance with applicable Delaware law, approval of Proposal No. 2 to amend the Company's Certificate of Incorporation requires an affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 2.

                    PROPOSAL NO. 3 -PROPOSED AMENDMENT TO THE
                         1995 EMPLOYEE STOCK OPTION PLAN

GENERAL

      The Board of Directors proposes the approval of an amendment, adopted by the Board of Directors on May 10, 2000, to the Company's 1995 Employee Stock Option Plan, as amended (the "1995 Plan"), to increase the aggregate number of shares of Common Stock that may be granted under the 1995 Plan by 3,000,000, from 2,000,000 to 5,000,000 shares.

      As of the Record Date, there were 414,275 shares of Common Stock available for grant under the 1995 Plan.

      The closing sales price of the Company's Common Stock, as reported by the Nasdaq SmallCap Market, was $.875 per share on the Record Date. The Board of Directors believes that, as a result of the Corporation's anticipated growth, it will be necessary to hire additional personnel. In view of these personnel needs, the Board of Directors is of the opinion that it is appropriate that stock options be available to attract and retain well qualified executive and other personnel and to furnish an additional incentive to those persons. Accordingly, the Board of Directors proposes to increase the number of shares of Common Stock available for issuance under the 1995 Plan by an additional 3,000,000 shares, from 2,000,000 shares to 5,000,000 shares. The 1995 Plan, as amended, is attached as Annex A to this Proxy Statement.

VOTE REQUIRED

      In accordance with applicable Delaware law and the 1995 Plan, approval of Proposal No. 3 to amend the 1995 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock voting at the Meeting.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                            VOTE FOR PROPOSAL NO. 3.

                    PROPOSAL NO. 4 -PROPOSED AMENDMENT TO THE
                1994 STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS

GENERAL

      The Board of Directors proposes the approval of an amendment, adopted by the Board of Directors on May 10, 2000, to the Company's 1994 Stock Option Plan (the "1994 Plan") to increase the aggregate number of shares of Common Stock that may be granted under the 1994 Plan by 450,000, from 300,000 to 750,000 shares.

      As of the Record Date, there were 260,000 shares of Common Stock available for grant under the 1994 Plan.

      The closing sales price of the Company's Common Stock, as reported by the Nasdaq SmallCap Market, was $.875 per share on the Record Date. The Board of Directors is of the opinion that it is appropriate that stock options be available to provide an incentive to encourage investment by the Independent Directors in the Company's Common Stock. Accordingly, the Board of Directors proposes to increase the number of shares of Common Stock available for issuance under the 1994 Plan by an additional 450,000 shares, from 300,000 shares to 750,000 shares. The 1994 Plan, as amended, is attached as Annex B to this Proxy Statement.

VOTE REQUIRED

      In accordance with applicable Delaware law and the 1994 Plan, approval of Proposal No. 4 to amend the 1994 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock voting at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 4.

                        BOARD OF DIRECTORS AND COMMITTEES

      There were nine (9) meetings of the Board of Directors of the Company held during the last fiscal year. All current directors attended at least 75% of the total number of meetings of the Board and all committee meetings of the Board on which the director served.

      The Board of Directors has standing Compensation and Audit Committees. The full Board of Directors administers each of the 1994 Non-Qualified Stock Option Plan for Consultants, the 1994 Stock Option Plan for Independent Directors and the 1995 Employee Stock Option Plan, as amended (collectively, the "Stock Option Plans"). The Company does not have a standing nominating committee.

      The members of the Compensation Committee are Messrs. Roblin and Gallegos. The principal function of the Compensation Committee is to review current and proposed employment arrangements with existing and prospective senior employees. The Compensation Committee did not meet during the fiscal year ended December 31, 1999.

      The members of the Audit Committee are Messrs. Stallard and Gallegos. The Audit Committee's principal functions are (i) to consider matters relating to the administration and audit of the Company's accounts and its financial affairs; (ii) to supervise the Company's relationship with its independent auditors; (iii) to recommend the appointment of independent auditors; and (iv) to meet with Company personnel as it deems appropriate to carry out its functions. During the fiscal year ended December 31, 1999, the Audit Committee met on four occasions.

      In administering the Stock Option Plans, the Board of Directors' principal function is to administer the respective plans, including selecting the employees, consultants and directors to whom options will be granted, determining the number, terms and conditions of options to be granted to any such employee, consultant or director when options are to be granted, and establishing rules and regulations for the administration of the respective plans.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In March 1996, the Company entered into a series of agreements which provided for the transfer and discontinuance of its Insurance Services Division ("ISD") operations and the issuance of the Company's Common Stock and warrants to (i) certain customers of the ISD business in exchange for the release of the Company from its obligations to provide insurance services to ISD customers and
(ii) The Robert Plan Corporation in exchange for the settlement and dismissal of lawsuits with The Robert Plan Corporation.

      As part of the restructuring transactions in March 1996 (the "Restructuring"), the Company transferred certain assets, employees, contracts and leased premises relating to its ISD business to a subsidiary of The Robert Plan Corporation, which replaced the Company as the provider of insurance services to the ISD customers. In exchange for settling the lawsuits, releasing the Company's contractual obligations to provide insurance services and executing mutual releases, the Company issued to certain of the ISD customers and certain parties to the litigation: (a) a total of 3,256,201 shares of the Company's Common Stock, (b) five-year warrants (the "Restructuring Warrants") to purchase up to an additional 1,553,125 shares of the Company's Common Stock at $2.00 per share, and (c) cash of $2.5 million. Atlantic Employers Insurance Company, a CIGNA Property and Casualty company and ISD customer, initially acquired 2,476,547 shares of the Company's Common Stock, Restructuring Warrants to purchase 1,181,250 shares and $675,000 in cash as part of the Restructuring, and on March 31, 1999, held 1,238,273 of the shares and 686,773 of the such warrants. Mr. James R. Stallard, former Vice President of CIGNA Property and Casualty, was designated as a director of the Company under the terms of the Restructuring.

      As part of the Restructuring, the Company had the option, exercisable for a period of six months (from March 1, 1996), to (i) purchase 50% of the 3,256,201 shares for a certain calculated cash price, and (ii) acquire 50% of the 1,553,125 Restructuring Warrants at a cash price equal to $1.00 per warrant. On March 31, 1996, the Company assigned this repurchase option to SIL, which SIL subsequently exercised. As a result of the SIL and Care transactions of March 31, 1996 described below, the antidilution provisions of the Restructuring Warrants required an adjustment of shares to 1,725,694 from 1,553,125 and a price adjustment to $1.80 from $2.00 per share. Further, as a result of the issuance of the Debentures to Tandem on March 31, 1997, the remaining Restructuring Warrants required an adjustment of shares to 902,979 and a price adjustment to $1.72 per share.

      Also in March 1996, the Company entered into a series of transactions with SIL and Care whereby the Company: (A) sold to SIL for total proceeds of $3,022,391: (i) 1,412,758 shares of the Company's Common Stock for $2.00 per share, and (ii) five-year warrants (the "SIL Warrants") to purchase an aggregate of 196,875 shares of the Company's Common Stock, exercisable at $2.00 per share, for $1.00 per SIL Warrant ($196,875), and (B) assigned to SIL the rights it retained in the Restructuring to repurchase within six months shares of the Company's Common Stock and its rights to purchase from the warrant holders Restructuring Warrants to acquire 776,562 shares of the Company's Common Stock. As a result of the issuance of these shares, the antidilution provisions of the Restructuring Warrants required an adjustment from 776,562 shares at $2.00 share to 862,847 shares at $1.80 per share. As a result of the issuance of the Debentures to Tandem on March 31, 1997, the SIL Warrants required an adjustment of shares to 206,152 and a price adjustment to $1.91 per share. On July 31, 1997, SIL assigned 100,000 SIL Warrants to certain private investors.

      On March 31, 1996, the Company was granted by Care the exclusive license for the Care software systems for use in the worker's compensation claims administration markets in Canada, Mexico and Central and South America (the "Care Software License"). In exchange for this license, the Company issued to Care 2,500,000 shares of the Company's Common Stock at $2.00 per share to value the license at $5,000,000 at March 31, 1996. The license agreement was revised on March 14, 1997, and the Company engaged Care as its exclusive sales agent for a monthly fee of $10,000 against commissions of 20%. Depending on the level of revenue reached, or not reached, under the license agreement, the Company had the right to repurchase all or portions of the shares issued to Care at $.01 per share. In accordance with such engagement of Care as the Company's exclusive agent, the Company paid Care approximately $90,000 in 1997 and approximately $30,000 in 1998.

      On March 31, 1998, as a result of a strategic decision by the Company to allocate its future resources to its TAS 2000 and Classic product lines rather than the product line obtained by the Care Software License, the Company negotiated a buy back of the Care Software License. For the buy back of the Care Software License by

Care, the Company received $500,000 on March 31, 1998 and a $4,500,000 non-interest bearing note, payable in semi-annual installments of $500,000 which, when discounted at 6%, results in a principal amount of the note of $3,893,054. The discounted note is collateralized by unencumbered Cover-All stock owned by Care and a Care affiliate, SIL. The number of shares required as collateral will vary, such that the market value of the shares held as collateral must equal 150% of the outstanding balance. The number of shares required as collateral will be adjusted at each payment date based on the market price of the Company's shares and the balance outstanding on the date. Based on the market price of the Company's stock on March 30, 1998, approximately 1,700,000 shares were pledged as collateral. Based on the market price of the Company's Common Stock on September 30, 1998, approximately 3,700,000 shares were pledged as collateral. Upon receipt of the first $500,000 payment under the agreement on March 31, 1998, the Company lifted the aforementioned $.01 per share stock repurchase restriction on the 2,500,000 shares. The Company also acquired worldwide reseller rights (excluding Australia, New Zealand and the United States) to the Care software. The Company has received the subsequent payments due under the Care note, including the payment due by March 31, 2000. In November 1999, the Board of Directors decided that due to the hardship placed upon Care by the pledged share requirement of the pledge agreement given the then current price of the Company's Common Stock and to Care's history of making each of the $500,000 payments on the promissory note in a timely manner, it would be in the best interests of the Company to agree to allow Care to cap the number of shares of the Company's Common Stock required to be pledged to the Company pursuant to the pledge agreement to 2,500,000.

      In separate but related agreements, Care agreed to grant to the Company certain nonexclusive reseller rights to the Care Software License, for which the Company is not required to pay a license fee to Care and the Company agreed to grant to Care nonexclusive reseller rights to the TAS 2000 software and the Classic product line, relieving the Company of paying to Care an agency fee, as well as reducing marketing expense to the Company.

      Based on the above, and due to the related party nature of the Care Software License buy back agreement, the Company recorded the $1,143,054 difference between the carrying value of the Care Software License at December 31, 1997 of $3,250,000 and the discounted $4,393,054 buy back agreement amount to capital in excess of par value in the first quarter of 1998.

      The Mirror Trust, a Jersey, Channel Islands Discretionary Settlement, owns a majority interest in the issued capital of both Care and SIL. The ultimate beneficiaries of the Mirror Trust are the Johnston family interests, one of whom, Mark D. Johnston, is a director of the Company. Mr. Johnston is an executive director of Care and SIL. In March 1997, Mark D. Johnston was appointed Chief Financial Officer of the Company on an interim basis and served in such a capacity until January 1998. Upon Mr. Magowan's resignation on November 15, 1999, Mr. Johnston was appointed Chairman of the Board and Chief Executive Officer. Upon Mr. Nobel's resignation on March 28, 2000, Mr. Johnston was appointed Interim Chief Financial Officer. On December 20, 1999, Mr. Johnston was replaced as Chief Executive Officer by John Roblin. Mr. Johnston continues to serve the Company as its non-executive Chairman.

      Ian J. Meredith, a director of the Company, is also a director of Care and of CSC, a Care affiliate, specializing in software and services to the workers' compensation industry in the United States. In 1992, Mr. Meredith, as CEO and Chairman, founded CSC to develop proprietary software for the insurance and employer markets. A company owned by a trust for the benefit of Mr. Meredith's children owns a minority interest in the issued capital of Care. Mr. Meredith has no ownership in and exercises no control with respect to such company.

      In March 1997, the Company engaged Brian Magowan as Chief Executive Officer of the Company with compensation to be paid by the Company to Turnbury Associates, the consulting firm of which Mr. Magowan is a managing partner. On November 15, 1999, Mr. Magowan resigned and Mr. Johnston replaced Mr. Magowan as Chairman and Chief Executive Officer. The Company paid Turnbury approximately $183,000 in the 1999 Fiscal Year for consulting services provided to the Company. The Company paid Mr. Magowan $46,000 in the 1999 Fiscal Year for reimbursement of expenses in connection with his consulting services. The Company paid Mr. Magowan $50,000 in the 1999 Fiscal Year for a 1998 annual performance bonus. See "Compensation of Executive Officers and Directors - Employment Agreements of Executive Officers."

      Earl Gallegos, a director of the Company, is also a principal shareholder of Earl Gallegos Management, LLC, which provides management consulting services to businesses. Earl Gallegos Management, LLC has been a consultant for CSC, a Care affiliate, for the last two years with regard to project management in connection with CSC's contract for technology services to the Bureau of Workers' Compensation for the State of Ohio. Additionally, effective August 1, 1998, Earl Gallegos Management, LLC was requested to provide consulting services for the overall management of CARE Information Services, a division of Care. This engagement ended on February 10, 1999. Pursuant to a Consulting Agreement, dated as of October 26, 1998, between the Company and Earl Gallegos Management, LLC, the Company engaged Earl Gallegos Management, LLC for a six to nine month period to provide project management services for one of the Company's TAS 2000 customers. Pursuant to this Consulting Agreement, which was terminated in 1999, the Company paid Mr. Gallegos' firm $1,100 per day plus expenses. See "Compensation Committee Interlocks and Insider Participation."

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The following table lists the current and former directors, officers and beneficial owners of more than 10% of the outstanding Common Stock (each a "Reporting Person") that failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year, the number of late reports, the number of transactions that were not reported on a timely basis and any known failure to file a required Form by each Reporting Person:


                                           Transactions          Known Failures
  Reporting Person       Late Reports      Untimely Reported     To File Forms
  ----------------       ------------      -----------------     -------------

    John Roblin               1                   0                    1

      Except as set forth above, the Company believes that during the fiscal year ended December 31, 1999, its executive officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon a review of reports on Forms 3, 4 and 5 furnished to the Company during, or with respect to, its last fiscal year.

                     COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

    The following table summarizes all compensation earned or paid to the Company's Chief Executive Officer and each of the Company's other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during the fiscal years ended December 31, 1999, 1998 and 1997.


                                        Annual Compensation                      Long Term Compensation
                             --------------------------------------      ------------------------------------
                                                                                 Awards               Payouts
                                                                         ------------------------     -------
                                                                         Restricted   Securities
Name and Principal                                     Other Annual        Stock      Underlying       LTIP     All Other
    Position           Year    Salary      Bonus       Compensation       Award(s)     Options        Payouts  Compensation
------------------     ----  ---------    -------      ------------      ----------   ----------      -------  ------------
John Roblin(1)         1999  $   9,231    $    --       $     --             --        250,000           --         --
  President, Chief     1998         --         --             --             --             --           --         --
  Executive Officer    1997         --         --             --             --             --           --         --
  and Director

Maryanne Z. Gallagher  1999    115,000      7,500             --             --             --           --         --
  Senior Vice          1998     94,396      5,000             --             --             --           --         --
  President            1997     87,226      5,000             --             --         20,000           --         --

Brian Magowan(2)       1999         --         --        131,250(3)
  Former Chairman      1998         --     50,000(4)     150,000(3)          --             --           --         --
  of the Board and     1997         --         --        235,800(5)          --        410,000           --         --
  Chief Executive
  Officer

Peter C. Lynch(6)      1999    218,192     40,000             --             --             --           --         --
  Former President     1998    189,992     10,000             --             --             --           --         --
  and Chief            1997    178,327         --         17,452(7)          --        145,000           --         --
  Operating Officer

John R. Nobel(8)       1999    129,308         --             --             --         25,000           --         --
  Former Chief         1998    100,269     20,000             --             --         15,000           --         --
  Financial            1997         --         --             --             --             --           --         --
  Officer

Dalia Ophir(9)         1999    199,308         --             --             --             --           --         --
  Former Chief         1998    178,646     50,000             --             --        150,000           --         --
  Technology Officer   1997    173,353     40,000         21,287(10)         --         50,000           --         --

____________________

(1)   Mr. Roblin commenced employment with the Company on December 20, 1999.

(2)   Mr. Magowan's employment with the Company ended on November 15, 1999.

(3) Represents amounts paid to Turnbury, the consulting firm of which Mr. Magowan is a managing partner, pursuant to the Services Agreement, dated as of March 1, 1998, by and between the Company and Turnbury.

(4) Represents bonus in the amount of $50,000 payable in 1998 but paid in 1999.

(5) Represents amounts paid to Turnbury pursuant to the Consulting Agreement, dated as of June 20, 1995, by and between the Company and Turnbury, as amended on April 29, 1997.

(6)   Mr. Lynch's employment with the Company ended on December 17, 1999.

(7) Represents salary in the amount of $12,375 payable in 1996 but deferred until 1997 and unused vacation in the amount of $5,077.

(8)   Mr. Nobel's employment with the Company ended on March 28, 2000.

(9)   Ms. Ophir's employment with the Company ended on March 30, 2000.

(10) Represents the difference between the outstanding principal amount of $30,000 and accrued interest of $1,487 of an executive loan made by the Company to Ms. Ophir in May 1996, which was forgiven by the Company in August 1997, and deferred salary in the amount of $10,200 originally payable in 1996 and 1997, which was relinquished by Ms. Ophir in August 1997.

Grants and Exercises of Stock Options

      The following table sets forth certain information with respect to stock options granted during the 1999 fiscal year to the executive officers of the Company listed in the Summary Compensation Table. The table also discloses the gain or "spread" that would be realized if the options granted were exercised on the expiration date assuming the Company's stock price had appreciated by the percentage levels indicated annually from the market price on the date of grant.


                                                                                  Potential
                                                                             Realizable Value at
                                                                                Assumed Annual
                                                                                Rates of Stock
                                                                              Price Appreciation
                                          Individual Grants                    for Option Term
                              -------------------------------------------    -------------------
                                           % of
                                           Total
                                Number    Options
                                  of      Granted
                              Securities     to
                              Underlying  Employees  Exercise
                                Options   in Fiscal    Price   Expiration
   Name                         Granted     Year      ($/Sh)      Date           5%       10%
   ----                       ----------  ---------  --------- ----------      ------   -------
John Roblin                     250,000    90.9%     1.25    12/19/04          87,500   190,000

Maryanne Gallagher                   --      --        --          --              --        --

Brian Magowan                        --      --        --          --              --        --

Peter C. Lynch                       --      --        --          --              --        --

John R. Nobel                    25,000     9.1%     1.75    12/27/03          12,000    26,750

Dalia Ophir                          --      --        --          --              --        --

      The following table sets forth outstanding stock options held by the executive officers of the Company listed in the Summary Compensation Table at December 31, 1999.


                                                                   Number of           Value of
                                                                   Securities        Unexercised
                                                                   Underlying        In-the-Money
                                                                   Unexercised       Options at
                                                                   Options at          Fiscal
                                                                 Fiscal Year-End     Year-End(1)
                                      Number of                        (#)               ($)
                                       Shares                    ---------------    --------------
                                     Acquired on     Value         Exercisable/       Exercisable/
      Name                            Exercise     Realized($)    Unexercisable      Unexercisable
      ----                           -----------   -----------   ---------------    ---------------

John Roblin                              --           --               0/250,000            0

Maryanne Gallagher                       --           --                      --           --

Brian Magowan                            --           --               410,000/0            0


Peter C. Lynch                           --           --               187,500/0            0

John R. Nobel                            --           --           18,333/21,667            0

Dalia Ophir                              --           --               165,000/0            0

----------
(1) Based upon the fair market value of $1 1/4 of the Company's Common Stock on December 31, 1999 on The Nasdaq SmallCap Market.

Ten Year Option/SAR Repricings

    The following provides information on the repricing of stock options held by executive officers within the past 10 years:


                             Number of     Market
                            securities     price of                               Length of
                            underlying     stock at     Exercise                  original
                             options       time of        price                  option term
                             repriced     repricing     at time of               remaining at
                               or            or       repricing or    New          date of
                             amended      amendment     amendment   exercise     repricing or
Name                Date      (#)           ($)           ($)       price($)      amendment
-----------------------------------------------------------------------------------------------
Dalia Ophir (1)    6/9/98    150,000        2.50          4.00      2.50(2)      2 years and 6
  Former Chief                                                                      months
  Technology
  Officer

----------
(1)   Ms. Ophir's employment with the Company ended on March 30, 2000.

(2) Represents the closing price of a share of Common Stock on the Nasdaq SmallCap Market on June 9, 1998.

Employment Agreements of Executive Officers

      On December 20, 1999, the Company entered into an employment agreement with John Roblin, President and Chief Executive Officer of the Company. The employment agreement expires December 31, 2001 and provides for compensation at the annual rate of $240,000 plus bonus, to be increased to $252,000 plus bonus for the period January 1, 2001 through December 31, 2001. In addition, pursuant to the employment agreement, the Company (i) granted Mr. Roblin options to purchase 250,000 shares of the Common Stock, exercisable at the fair market value as of December 20, 1999, $1.25 per share, pursuant to an incentive stock option agreement; (ii) issued Mr. Roblin 25,000 shares of Common Stock; and
(iii) granted Mr. Roblin options to purchase an additional 125,000 shares of Common Stock, exercisable at the fair market value as of February 16, 2000, $1.125 per share, pursuant to an incentive stock option agreement. The employment agreement may be renewed by the Company for a two-year period upon the Company providing written notice of renewal to Mr. Roblin on or before October 1, 2001.

      In March 1997, the Company engaged Brian Magowan as Chief Executive Officer of the Company. Pursuant to a compensation package entered into June 20, 1995 and amended on April 29, 1997, the Company paid Turnbury, the consulting firm of which Mr. Magowan is a managing partner, $12,500 per month, plus expenses, for services rendered by Mr. Magowan. Additionally, the Company granted Mr. Magowan five-year options to purchase 400,000 shares of Common Stock, exercisable at $1.25 per share. As of March 1, 1998, the Company entered into a services agreement with Turnbury, whereby the Company, effective as of January 1, 1998, agreed to continue to retain Mr. Magowan as Chief Executive Officer of the Company. The services agreement expired on December 31, 1998 and provided for a retention fee consisting of an annual fee of $150,000, payable in equal monthly installments, plus a bonus based upon the financial results of the Company. On November 15, 1999, Mr. Magowan resigned from his position with the Company.

      The Company entered into an employment agreement with Peter C. Lynch, dated as of March 1, 1998, whereby the Company agreed to continue to retain Mr. Lynch as President of the Company. The employment agreement expired on February 28, 1999 and provided for compensation of $190,000 plus bonus. The Company entered into a new employment agreement with Mr. Lynch, dated as of March 1, 1999, whereby the Company agreed to continue to retain Mr. Lynch as President of the Company. The March 1, 1999 agreement continued month to month and provided for an annual salary of $210,000 plus bonus. On December 17, 1999, Mr. Lynch resigned from his position with the Company.

      The Company entered into an employment agreement with John R. Nobel, dated as of January 15, 1998, whereby the Company engaged Mr. Nobel as Chief Financial Officer of the Company. The employment agreement expired December 31, 1998 and provided for compensation of $110,000 plus bonus. Additionally, the Company granted Mr. Nobel options to purchase 15,000 shares of Common Stock, exercisable at $3.75 per share. The Company entered into an employment agreement with John
R. Nobel, dated as of February 19, 1999, whereby the Company agreed to retain Mr. Nobel as Chief Financial Officer of the Company. The employment agreement expired December 31, 1999 and provided for compensation of $130,000 plus bonus. Additionally, the Company granted Mr. Nobel options to purchase 25,000 shares of Common Stock, exercisable at $1.75 per share. The employment agreement may be renewed jointly by the Company providing written offer of continued employment upon terms and conditions no less favorable to Mr. Nobel than those set forth in the employment agreement at least ninety (90) days prior to the expiration date and by Mr. Nobel accepting such offer within ten (10) days of the delivery of the offer of renewal by the Company. On March 28, 2000, Mr. Nobel resigned from his position with the Company.

      In January 1998, the Company hired Dalia Ophir as Chief Technology Officer of the Company. The employment agreement expired on December 31, 2000 and provided for compensation at the annual rate of $180,000 (subject to annual increases) plus bonus. The employment agreement was renewable for successive one year terms jointly by the Company and Ms. Ophir by thirty (30) days notice prior to the expiration of the then-current term. The agreement provided Ms. Ophir with incentive stock options to purchase 150,000 shares of Common Stock, exercisable at $4.00 per share, pursuant to the Company's 1995 Employee Stock Option Plan. On June 6, 1998, in a letter agreement from the Company to Ms. Ophir, the Company repriced the option exercise price to $2.50 per share. Ms. Ophir's employment with the Company ended on March 30, 2000.

Compensation Committee Interlocks and Insider Participation

      During fiscal year 1999, the Compensation Committee consisted of Messrs. Magowan and Gallegos. Mr. Magowan served as the Chairman of the Board and Chief Executive Officer of the Company until his employment ended on November 15, 1999. On December 20, 1999, Mr. Roblin replaced Mr. Magowan on the Compensation Committee when Mr. Roblin was hired as the Company's President and Chief Executive Officer. Mr. Gallegos serves as a director of the Company and served as a consultant to the Company for the period of March 1997 to January 1998. Mr. Gallegos is also a principal shareholder of Earl Gallegos Management, LLC, which provides management consulting services to businesses. Earl Gallegos Management, LLC has been a consultant for CSC, a Care affiliate, for the last two years with regard to project management in connection with CSC's contract for technology services to the Bureau of Workers' Compensation for the State of Ohio. Additionally, effective August 1, 1998, Earl Gallegos Management, LLC was requested to provide consulting services for the overall management of CARE Information Services, a division of Care. The engagement ended on February 10, 1999. Pursuant to a Consulting Agreement, dated as of October 26, 1998, between the Company and Earl Gallegos Management, LLC, the Company engaged Earl Gallegos Management, LLC for a six to nine month period to provide project management services for one of the Company's TAS 2000 customers. Pursuant to this Consulting Agreement, which was terminated in 1999, the Company paid Mr. Gallegos' firm $1,100 per day plus expenses.

Compensation of Directors

      In 1999, the Company's outside directors received no compensation for their services as directors of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The compensation program developed by the Compensation Committee has required management to set goals at the beginning of each fiscal year for increasing income before taxes from the previous year in order to evaluate management's performance. Salary increases for each fiscal year have been based upon the Company attaining the earnings performance targets for the preceding fiscal year, unusual achievements, and cost of living. Bonuses, if any, are divided among the executive group after evaluation of each individual's performance, in consultation with senior management. Option grants are similarly based. The Chairman of the Board and Chief Executive Officer of the Company is separately evaluated by the Committee which takes into consideration overall Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for the Company's business. For the 1999 Fiscal Year, bonuses were paid to certain employees on the basis of their respective performance in 1999.

      On December 20, 1999, the Company entered into an employment agreement to engage Mr. Roblin as President and Chief Executive Officer of the Company pursuant to which the Company agreed to pay compensation to Mr. Roblin consisting of (i) $240,000 per year (to be increased to $252,000 for the period January 1, 2001 through December 31, 2001) plus bonus; (ii) 25,000 shares of Common Stock; (iii) options to purchase 250,000 shares of Common Stock, exercisable at the fair market value as of December 20, 1999, $1.25 per share, pursuant to an incentive stock option agreement; and (iv) options to purchase 125,000 shares of Common Stock, exercisable at the fair market value as of February 16, 2000, $1.125 per share, pursuant to an incentive stock option plan.

                                        Earl Gallegos
                                        John Roblin
                                        (Members of the Compensation Committee)

Performance Graph

      Displayed below is a graph which compares the cumulative total stockholder returns (including reinvestment of dividends) from the period from December 31, 1994 through December 31, 1999 on an investment of $100 in (i) the Company's Common Stock, (ii) a new index of peer companies selected by the Company
(the "New Peer Group"), (iii) an old index of peer companies selected by the Company (the "Old Peer Group") and (iv) the Russell 2000 Index (an index of small capitalization companies). Stockholders are advised that historical results are not necessarily indicative of future performance.

                                  ----------------------------------------------
                                   Comparison of 5 Year Cumulative Total Return among Cover-All Technologies Inc., a New Peer Group, an Old Peer Group and The Russell 2000 Index

                                   12/94   12/95   12/96   12/97   12/98   12/99

Cover-All Technologies Inc.       100.00   63.16   63.16  165.79   80.26   52.63
New Peer Group (1)                100.00  152.50  155.24  201.72  195.71  282.94
Old Peer Group (2)                100.00  157.68  227.98  268.20  316.40  914.76
The Russell 2000 Index            100.00  127.49  154.73  203.91  190.75  187.92


----------
(1) The New Peer Group consists of Computer Associates International, Inc., Inspire Insurance Solutions, Inc., Policy Management Systems Corp., Electronic Data Systems and Tenfold Corp.
(2)   The Old Peer Group consists of Computer Associates International,
      Inc., Inspire Insurance Solutions, Inc., Oracle Corp., PeopleSoft Inc. and Policy Management Systems Corp.

                                    AUDITORS

      The Company's independent public auditors are Moore Stephens, P.C., Cranford, New Jersey. A representative of Moore Stephens, P.C. will be present at the Meeting and available to respond to appropriate questions and, in addition, such representative will be given an opportunity to make a statement at the Meeting if the representative desires.

                                  ANNUAL REPORT

      All stockholders of record as of April 26, 2000 have or are currently being sent a copy of the Company's Annual Report for the fiscal year ended December 31, 1999 (the "Annual Report") which contains audited financial statements of the Company and complies with all of the disclosure requirements of the Company's 1999 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The Annual Report is deemed to be part of the material for the solicitation of Proxies. If a stockholder has not received a copy of the Annual Report, a copy of the Annual Report may be requested by writing to the Secretary, Cover-All Technologies Inc., 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410.

                              STOCKHOLDER PROPOSALS

      If a stockholder intends to present a proposal at the Company's 2001 Annual Meeting of Stockholders and seeks to have the proposal included in the Company's Proxy Statement relating to that meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company no later than the close of business on January 8, 2001. If a stockholder wishes to present a matter at the 2001 Annual Meeting of Stockholders that is outside of the processes of Rule 14a-8, the Company must receive notice of such matter on or before March 24, 2001. After that date, the proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Secretary of the Company.

                                  MISCELLANEOUS

      The Company will bear all of the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview.

      It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                        By Order of the Board of Directors


                                        ANN F. MASSEY
                                        Secretary

Date:  May 22, 2000

                                     ANNEX A

                           COVER-ALL TECHNOLOGIES INC.
                        1995 Employee Stock Option Plan,
                                   as amended

                                  INTRODUCTION

            Cover-All Technologies Inc., a Delaware corporation (formerly Warner Insurance Services, Inc., hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "Cover-All Technologies Inc. 1995 Employee Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

            The Plan shall become effective on March 22, 1995. However, it shall be rendered null and void and have no effect, and all Options granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of such date. The Plan was approved by a majority vote of the Corporation's stockholders on June 15, 1995.

            The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders, customers and employees, by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, and retain the services of, participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                                   DEFINITIONS

            For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

            (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

            (b) "Committee" shall mean the full Board of Directors of the Corporation.

            (c) "Common Stock" shall mean the common stock, par value $0.01 per share, of the Corporation.

            (d) "Corporation" shall mean Cover-All Technologies Inc., a Delaware corporation.

            (e) "Disability" shall have the same meaning as the term permanent and total disability under Section 22(e)(3) of the Code.

            (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

            (g) "Fair Market Value" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

            (h) "Good Cause" shall mean (i) a Participant's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, or (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony.

            (i) "Incentive Stock Option" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

            (j) "Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for tax-favored treatment under Section 422 of the Code.

            (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section V hereof.

            (l) "Optionee" shall mean a Participant who is granted an Option under the terms of this Plan.

            (m) "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

            (n) "Participant" shall mean any employee or other individual (including a Director Participant) participating under the Plan.

            (o) "Plan Award" shall mean an Option granted pursuant to the terms of this Plan.

            (p) "Section 16" shall mean Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (q) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            (r) "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

                                    SECTION I
                                 ADMINISTRATION

            The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. This Plan is intended to be a bifurcated plan.

                                   SECTION II
                                SHARES AVAILABLE

            Subject to the adjustments provided in Section X of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be five million (5,000,000) shares. Shares of Common Stock underlying awards of Options shall be counted against the limitation set forth in the immediately preceding sentence and may be reused (e.g., in the event that an Option to any individual expires, is terminated unexercised, or is forfeited as to any shares covered thereby). Incentive and Non-Qualified Stock Options under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                   SECTION III
                                   ELIGIBILITY

            Eligible participants in the Plan shall include present and future
(i) common law employees who are regularly employed on a salaried basis, (ii) non-employee directors, and (iii) consultants of the Corporation, or of any Parent or Subsidiary.

                                   SECTION IV
                             AUTHORITY OF COMMITTEE

            The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with the Exchange Act, to the extent such compliance is required, and, subject to the Code, shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section X hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive, and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award, the period(s) during which such Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee (which may be exercised in its sole discretion) shall include without limitation the following:

            (a) Financing. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

            (b) Procedures for Exercise of Option. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where a Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire option, together with such cash as shall be paid in respect of fractional shares and (iv) to engage in any form of "cashless" exercise.

            (c) Withholding. The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by the Participant to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise.

            (d) Types of Plan Awards. The Committee may grant awards in the form of one or more of Incentive Stock Options and Non-Qualified Stock Options.

                                    SECTION V
                                  STOCK OPTIONS

            The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

            (a) Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VI of the Plan.

            (b) Payment of Exercise Price. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Committee, pursuant to any of the methods set forth in Sections IV(a) or (b) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

            (c) Exercisability of Options. Each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

            (d) Expiration of Options. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

            (e) Exercise Upon Death of Optionee. Subject to the provisions of
Section V(h) hereof, in the event of the death of the Optionee prior to his termination of employment with the Corporation or with any Parent or Subsidiary, or within three (3) months of the date of such termination (other than for Good Cause), his estate (or other beneficiary, if so designated in writing by the Participant) shall have the right, within one (1) year after the date of death (but in no case after the expiration date of the Option(s)), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which the deceased Optionee had not exercised his Option at the time of his death, but only to the extent such Option or Options were exercisable on the date of his death (or, if provided in an Option Agreement with respect to a particular Optionee, at the date of exercise determined as if the Optionee died on such date).

            (f) Exercise Upon Disability of Optionee. Subject to the provisions of Section and V(h) hereof, if the employment by the Corporation or by any Parent or Subsidiary of an Optionee is terminated because of Disability, he shall have the right, within one (1) year after the date of such termination (but in no case after the expiration of the Option), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which he had not exercised his Option at the time of such termination, but only to the extent such Option or Options were exercisable on the date of his termination of employment.

            (g) Exercise Upon Optionee's Termination of Employment. With respect to Incentive Stock Options, if the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason (including, but not limited to, Good Cause) other than those specified in Sections V(e) and (f) above, then the Optionee shall, at the time of such termination of employment, forfeit his rights to exercise all of such Option(s). With respect to any Non-Qualified Stock Options, if the Optionee's employment or other relationship with the Corporation or any Parent or Subsidiary is terminated for any reason other than for death or disability (as governed by Sections V(e) and (f) above), then, except as otherwise expressly provided in an agreement covering an option granted to an Optionee, the Optionee's right to exercise such Option shall also terminate on the date on which such Optionee's employment or other relationship terminated. In each case an option shall only be exercisable to the extent it was exercisable on the date of termination. In all cases, however, if the termination of the Optionee's employment or other relationship with the Corporation or any Parent or Subsidiary is determined by the Committee to have been for Good Cause, then the Option and all rights thereunder shall terminate on the date of termination of employment or such other relationship.

            (h) Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) the fair market values (determined as of the date(s) of grant of the options) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any individual during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

                                   SECTION VI
                              ADJUSTMENT OF SHARES

            In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

                                   SECTION VII
                            MISCELLANEOUS PROVISIONS

            (a) Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section X hereof, all actions and decisions of the Committee shall be final.

            (b) Assignment or Transfer. No grant or award of any Incentive Stock Option or any other "derivative security" (as defined by Rule 16a-l(c) promulgated under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of a Participant Options granted hereunder shall be exercisable only by the Participant.

            (c) Investment Representation. In the case of Plan Awards paid in shares of Common Stock or other securities, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

            (d) Withholding Taxes. The Corporation shall have the right to deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Subject to the Rules promulgated under Section 16 of the Exchange Act (to the extent applicable), and to the consent of the Committee, the Participant, may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section IV(c) hereof.

            (e) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

            (f) Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder is unsecured and shall be subject to the general creditors of the Corporation.

            (g) Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

            (h) Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

            (i) Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

            (j) Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

            (k) Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known address advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

            (l) Liability and Indemnification. (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

            (ii) Except for their own gross negligence or willful misconduct regarding the performance of the dates specifically assigned to them under or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

            (m) Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release of such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

            (n) Cooperation of Parties. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

            (o) Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

            (p) Nonguarantee of Employment or Other Relationships. Nothing contained in this Plan shall be construed as a contract of employment between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of or other relationship with the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees, consultants or directors with or without cause.

            (q) Notices. Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410, Attn: Secretary. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

            (r) Written Agreements. Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.

                                  SECTION VIII
                        AMENDMENT OR TERMINATION OF PLAN

            The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Options reduce the minimum exercise price in the case of an Incentive Stock Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders (such approval being granted within 12 months of the effective date of such amendment). The Board of Directors of the Corporation shall be authorized to amend the Plan and the Options granted thereunder (i) to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable or (ii) to comply with Rule 16b-3 (or any successor rule) promulgated under the Exchange Act. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Awards previously granted under the Plan, without the consent of the holder thereof.

                                   SECTION IX
                                  TERM OF PLAN

            The Plan shall remain in effect until March 21, 2005, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                    SECTION X
                                CLAIMS PROCEDURES

            (a) Denial. If any Participant, former Participant or beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and
(iii) an explanation of the Plan's claim review procedure.

            (b) Written Request for Review. Within 60 days of receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

            (c) Review of Document. So long as such person's request for review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

            (d) Committee's Final and Binding Decision. A final and binding decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

            (e) Transmittal of Decision. The Committee's decision shall be conveyed to such person in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by such person, the specific references to the pertinent Plan provisions on which the decision is based.

            (f) Limitation on Claims. Notwithstanding any provisions of this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.

                                     ANNEX B

                           COVER-ALL TECHNOLOGIES INC.
               (formerly known as Warner Insurance Services, Inc.)
                             1994 Stock Option Plan
                            for Independent Directors
                                   as amended

      1. Administration

            The Cover-All Technologies Inc. 1994 Stock Option Plan for Independent Directors (hereinafter referred to as the "Plan") shall be administered by the Chairman of the Board of Directors (the "Chairman") of Cover-All Technologies Inc., a Delaware corporation (the "Corporation"). In the event the Chairman of the Board of Directors of the Corporation is not an employee of the Corporation, the term "Chairman" shall refer to the President of the Corporation. Subject to the provisions of the Plan, the Chairman may establish from time to time such regulations, provisions and proceedings which, in his opinion, may be advisable in the administration of the Plan. Awards granted hereunder are hereinafter referred to as "Options." The references to
Section 16 contained herein are intended to apply only to the extent necessary for the Plan to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan is effective as of November 10, 1994. Notwithstanding the above, if the Plan is not approved by the stockholders of the Corporation within one year after it is adopted by the Corporation's Board of Directors, it shall become void and all unexercised Options (and all shares of Common Stock (as defined below) acquired by exercise of any Options) shall be cancelled and become null and void.

      2. Shares Available

            Subject to the adjustments provided in Section 6 of the Plan, the aggregate number of shares of the common stock, par value $0.01 per share, of the Corporation (the "Common Stock") subject to purchase pursuant to Options granted under the Plan shall be seven hundred fifty thousand (750,000) shares. Shares of Common Stock underlying grants of Options shall be counted against the limitation set forth in the immediately preceding sentence and may be reused (e.g., in the event that an Option awarded under the Plan to any individual expires, is terminated unexercised, or is forfeited as to any shares covered thereby) to the extent permitted under Section 16. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

      3. Eligibility

            Present and future directors of the Corporation who are not common law employees of the Corporation (the "Directors") shall be eligible to participate in the Plan. Any individual granted an Option under this Plan may be referred to hereunder as an "Optionee."

      4. Authority of Chairman

            The Chairman shall administer the Plan so as to comply at all times with the Exchange Act, to the extent such compliance is required, and, subject to the Code, shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of such responsibilities. All interpretations and determinations of the Chairman shall be final, conclusive, and binding on all interested parties.

            The authority of the Chairman shall include the following:

            (a) The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

            (b) The establishment of procedures for an Optionee (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares to be acquired, (ii) to exercise a portion of any Option by delivering that number of shares already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and to deliver the shares thus acquired by him in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and (iii) to engage in any form of "cashless" exercise; and

            (c) The establishment of a procedure whereby a number of shares of Common Stock may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by the Director to meet the obligation, if any, of withholding for taxes incurred by the Optionee upon such exercise.

The price per share with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Chairman pursuant to any of the methods set forth in Section 4(a), (b) or
(c). Shares delivered to the Corporation in payment of the Option price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

      5. Stock Option Grants

            (a) General Provisions. Subject to the provisions of Section 10, hereof, each individual who is serving as a Director of the Corporation on a Date of Grant (as defined below) shall automatically be granted an Option to purchase then thousand (10,000) shares of Common Stock, subject to availability under the Plan. The Dates of Grant for an individual who is a Director on the date this Plan is adopted by the Corporation's Board of Directors shall be the 15th day of November of the years 1994, 1999, 2004 and 2009. With respect to each individual who becomes a Director subsequent to the date the Plan is adopted by the Corporation's Board of Directors, such Director's Dates of Grant shall be the date such individual becomes a Director and the fifth, tenth and fifteenth anniversaries of such date. The exercise price of an Option granted hereunder shall be the Fair Market Value of the shares of Common Stock to which it relates, determined on the Date of Grant.

            (b) Exercisability of Stock Option. Each Option by its terms shall expire five (5) years from the Date of Grant. An Option shall become exercisable in full six (6) months after the applicable Date of Grant. If a Director holding an outstanding Option dies following the date such Option becomes exercisable, such Option shall remain so exercisable by his estate (or other beneficiaries, as designated in writing by such Director) until the first to occur of (i) the end of the exercise period under the Option or (ii) the first anniversary of his death.

            (c) Director's Termination. If a Director's service as a director of the Corporation is terminated by reason of (i) his Disability, (ii) his death,
(iii) failure of the Corporation to retain, or nominate for re-election, such Director (who is otherwise eligible) other than for a Good Cause, or (iv) his ineligibility for re-election pursuant to the Corporation's By-laws, such termination shall be considered a "Qualifying Termination" and shall have no effect on unexercised vested Options previously granted to such Director. If a Director's service with the Corporation is terminated for any other reason, including for Good Cause, such termination shall be considered a "Non-Qualifying Termination." In the event of a Non-Qualifying Termination, all outstanding unexercised Options granted pursuant to this Plan shall be forfeited or canceled, as the case may be.

            (d) Amendment. The provisions of this Section 5 shall not be amended more than one time in any six month period, other than to comport with changes in the Code or any rules or regulations promulgated thereunder.

      6. Adjustment of Shares

            (a) In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock thereunder subject, or which may become subject, to any Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

            (b) Upon (i) the merger of consolidation of the Corporation with or into another corporation (a "Change in Control") or (ii) the dissolution, liquidation, or sale of substantially all the assets of the Corporation, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such Option(s) in whole or in part without regard to the installment provisions set forth above. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation or sale of assets. To the extent any such Options are not so exercised prior to such Change in Control or sale of substantially all of the Company's assets, such Options shall be assumed by the corporation surviving such Change in Control or the acquirer of substantially all of the Company's assets.

      7. Miscellaneous Provisions

            (a) Administrative Procedures. The Chairman may establish any procedures determined by him to be appropriate in discharging his responsibilities under the Plan. Subject to the provisions of Section 11 hereof, all actions and decisions of the Chairman shall be final.

            (b) Assignment or Transfer. No grant or award of any Option made under the Plan or any rights or interests therein shall be assignable or transferable by a Director except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of a Director, Options shall be exercisable only by a Director.

            (c) Investment Representation. The Chairman may require, as a condition of delivery of Common Stock upon the exercise of an Option, that the Director furnish to the Corporation such written representations and information as the Chairman deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), to deliver such Common Stock in compliance with the provisions of the Securities Act.

            (d) Withholding Taxes. In the case of the issuance or distribution of Common Stock hereunder, the Corporation, as a condition of such issuance or distribution, may require the payment (through reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes that may be required by law to be withheld with respect to such payments of such taxes. Subject to the Rules promulgated under
Section 16 of the Exchange Act, and to the consent of the Chairman, the Director may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld, by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available "cashless" procedure.

            (e) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any Director receiving an Option.

            (f) Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the issuance of any Common Stock under the Plan. Neither the Directors nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Option, except to the extent expressly provided hereunder. The interests of each Director and former Director hereunder are unsecured and shall be subject to the general creditors of the Corporation.

            (g) Other Compensation Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other compensation plan for directors.

            (h) Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

            (i) Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

            (j) Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

            (k) Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to the issuance of Common Stock under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such distribution shall be due, any such persons entitled to benefits hereunder have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known address advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended benefits shall be held by the Corporation for a period of one (1) additional year and thereafter all rights hereunder to the receipt of Common Stock shall be forfeited and thereafter remain the property of the Corporation.

            (l) Liability and Indemnification.

                  (i) The Corporation shall not be responsible in any way for any action or omission of the Chairman, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, the Chairman and the Corporation shall not be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or Chairman relied in good faith upon the action of such agent or the advice of such counsel.

                  (ii) Except for their own gross negligence, willful misconduct or willful breach of the terms of this Plan, the Corporation and the Chairman shall be held harmless by the Directors, former Directors, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission.

                  (iii) Neither the Corporation, the Chairman, nor any agents, employees, officers, directors or stockholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

            (m) Incapacity. If the Chairman shall receive evidence satisfactory to him that a person entitled to receive distribution of any shares of Common Stock is, at the time when such shares become distributable, a minor, or is physically or mentally incompetent to receive such shares and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Chairman may make distribution of such shares otherwise distributable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian or the minor or a trust company), and the release of such other person or institution shall be a valid and complete discharge for the obligation to distribute such shares.

            (n) Cooperation of Parties. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

            (o) Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware.

            (p) Nonguarantee of Directorship. Nothing contained in this Plan shall be construed as a contract between the Corporation and any Director regarding such person's right to continue as a Director or as a limitation on the right to the Corporation to remove any of its directors, with or without cause.

            (q) Notices. Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Chairman shall be addressed to them at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410, Attn: General Counsel. All notices to Directors, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Chairman's records.

            (r) Written Agreements. Each Option shall be evidenced by a signed written agreement between the Corporation and the Director containing the terms and conditions of the award.

      8. Definitions

            (a) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (b) "Disability" shall have the same meaning as the term permanent and total disability under Section 22(3)(3) of the Code.

            (c) "Fair Market Value" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Chairman in good faith.

            (d) "Good Cause" shall mean (i) a Director's willful or gross misconduct or willful or gross negligence in the performance of this duties for the Corporation or for any parent or subsidiary thereof after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Director of such notice, (ii) a Director's intentional or habitual neglect of his duties for the Corporation or for any parent or subsidiary after prior written notice of such neglect, or (iii) a Director's theft or misappropriation of funds of the Corporation or of any parent or subsidiary or commission of a felony.

      9. Amendment or Termination of Plan

            The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall he effective without stockholder approval to the extent such approval is required under Rule 16b-3. Except as otherwise provide herein, no amendment, suspension or termination of the Plan shall later or impair any Options previously granted under the Plan without the consent of the holder thereof.

      10. Term of Plan

            The Plan shall remain in effect until December 31, 2009, unless sooner terminated by such Board of Directors. No awards or grants may be made under the Plan subsequent to the termination of the Plan.

      11. Claims Procedures

            (a) If any Director, former Director or beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Chairman shall advise such person in writing the specific reasons for the denial. The Chairman shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed, and (iii) an explanation of the Plan's claim review procedure.

            (b) Within 60 days of receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Chairman.

            (c) So long as such person's request for review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Chairman.

            (d) A final and binding decision shall be made by the Chairman within 60 days of the filing by such person of this request for reconsideration; provided, however, that if the Chairman, in this discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

            (e) The Chairman's decision shall be conveyed to such person in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by such person, and the specific references to the pertinent Plan provisions on which the decision is based.

            (f) Notwithstanding any provisions of this Plan to the contrary, no Director (nor the estate or other beneficiary of a Director) shall be entitled to assert a claim against the Corporation more than three years after the date the Director (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.

                 [DOWN ARROW] FOLD AND DETACH HERE [DOWN ARROW]
 ................................................................................

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          COVER-ALL TECHNOLOGIES INC.

      The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), does hereby appoint John Roblin and Mark D. Johnston and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, on June 22, 2000 at 9:30 a.m., local time, and at any adjournment or adjournments thereof, all of the shares of the Company's Common Stock that the undersigned would be entitled to vote if personally present.

      The undersigned hereby instructs said proxies or their substitutes:

1. To elect a class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified:

           |_| Vote FOR the nominee       |_| WITHHOLD AUTHORITY
               listed below                to vote for the nominee listed below

                                NOMINEE: John Roblin

2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 75,000,000.

                |_| FOR         |_| AGAINST        |_| ABSTAIN

3. To amend the 1995 Employee Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to the plan from 2,000,000 to 5,000,000.

                |_| FOR         |_| AGAINST        |_| ABSTAIN

4. To amend the 1994 Stock Option Plan for Independent Directors to increase the number of shares of Common Stock that may be issued pursuant to the plan from 300,000 to 750,000.

                |_| FOR         |_| AGAINST        |_| ABSTAIN

5. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting or any adjournment thereof.

                 (continued, and to be signed on reverse side)

                 [DOWN ARROW] FOLD AND DETACH HERE [DOWN ARROW]
 ................................................................................

(continued from other side)

      THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" THE APPROVAL OF PROPOSALS 2, 3 AND 4.

                        Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Adminstrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.

                        Dated:__________________________________________, 2000


                        ________________________________________________, (L.S.)


                        ________________________________________________, (L.S.)
                                           Signature(s)

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.